EXHIBIT 99.2

Contact:	Todd Flowers
Investor Relations
(502) 596-6569

KINDRED HEALTHCARE BOARD OF DIRECTORS DECLARES

CASH DIVIDEND OF $0.12 PER COMMON SHARE AND APPROVES SCHEDULED

PREFERRED STOCK INSTALLMENT PAYMENT OF $18.75 PER PREFERRED SHARE

LOUISVILLE, Ky. (August 4, 2016) – Kindred Healthcare, Inc. (“Kindred” or the “Company”) (NYSE:KND) today announced that its Board of Directors approved the payment of a cash dividend of $0.12 per common share to its common shareholders. The dividend will be paid on September 2, 2016 to common shareholders of record as of the close of business on August 18, 2016.

Kindred also today announced that its Board of Directors has approved payment in cash of the scheduled September 1, 2016 installment payment of $18.75 per share of the Company’s Mandatory Redeemable Preferred Stock, Series A. The installment payment will be paid on September 1, 2016 to the preferred shareholders of record as of 5:00 p.m., New York City time, on August 15, 2016.

Future declarations of dividends and installment payments will be subject to the approval of Kindred’s Board of Directors.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, all statements regarding the Company’s expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, government investigations, regulatory matters, and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside,” and other similar expressions. Statements in this press release concerning the Company’s business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, product or services line growth, and expected outcome of government investigations and other regulatory matters, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of the Company based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors detailed from time to time in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission.

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680 South Fourth Street                    Louisville, Kentucky 40202

502.596.7300                    www.kindredhealthcare.com

Kindred Healthcare Board of Directors Declares Cash Dividend of $0.12 Per Common Share and Approves Scheduled Preferred Stock Installment Payment of $18.75 Per Preferred Share

August 4, 2016

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

About Kindred Healthcare

Kindred Healthcare, Inc., a top-90 private employer in the United States, is a FORTUNE 500 healthcare services company based in Louisville, Kentucky with annual revenues of approximately $7.2 billion(1). At June 30, 2016, Kindred through its subsidiaries had approximately 101,800 employees providing healthcare services in 2,684 locations in 46 states, including 97 transitional care hospitals, 19 inpatient rehabilitation hospitals, 92 nursing centers, 19 sub-acute units, 617 Kindred at Home home health, hospice and non-medical home care sites of service, 105 inpatient rehabilitation units (hospital-based) and contract rehabilitation service businesses which served 1,735 non-affiliated sites of service. Ranked as one of Fortune magazine’s Most Admired Healthcare Companies for seven years, Kindred’s mission is to promote healing, provide hope, preserve dignity and produce value for each patient, resident, family member, customer, employee and shareholder we serve. For more information, go to www.kindredhealthcare.com. You can also follow us on Twitter and Facebook.

(1)	Revenues based upon Kindred consolidated revenues for the twelve months ended June 30, 2016.

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